SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant:  X
                        ------
Filed by a Party other than the Registrant:
                                           ------
Check the appropriate box:

- - ----- Preliminary Proxy Statement
- - ----- Confidential,  for  Use of the  Commission  Only  (as  permitted  by Rule
      14a-6(e)(2))
  X   Definitive Proxy Statement
- - -----
- - ----- Definitive  Additional Materials
- - ----- Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12.


                             HURCO COMPANIES, INC.
                (Name of Registrant as Specified in Its Charter)

                                 ROGER J. WOLF
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

   X  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
 ---- Item  22(a)(2)  of  Schedule  14A.
 ---- $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
      14a-6(i)(3).
 ---- Fee computed on table below per Exchange Act Rules  14a-6(i)(4)and O-11.
     1)   Title  of each  class of  securities  to  which  transaction  applies:
          ......................................................................
     2)   Aggregate   number  of  securities  to  which   transaction   applies:
          ......................................................................
     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule O-11 (Set forth the amount on which the
          filing  fee  is   calculated   and  state  how  it  was   determined):
          ......................................................................
     4)  Proposed maximum aggregate value of transaction:
         .......................................................................
         .......................................................................
- - ---- Check box if any part of the fee is offset as provided by Exchange Act Rule
     O-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:................................................
     2)  Form Schedule or Registration Statement No.:...........................
     3)  Filing
     Party:.....................................................................
     4)  Date
     Filed:.....................................................................

                            HURCO COMPANIES, INC.


                               ONE TECHNOLOGY WAY
                                 P.O. BOX 68180
                          INDIANAPOLIS, INDIANA 46268
                                 (317) 293-5309


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held May 24, 1995


To Our Shareholders:

The 1995 Annual Meeting of Shareholders of Hurco Companies, Inc., will be held at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, 46268 at 11:00 a.m. EST on Wednesday, May 24, 1995, for the following purposes:

     1. To elect seven directors to serve until the next annual meeting or until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

If you do not expect to attend the Annual Meeting, please mark, sign and date the enclosed proxy and return it in the enclosed return envelope which requires no postage if mailed in the United States.

Only shareholders of record as of the close of business on March 24, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for approval of one or more of the above matters at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.


                                             By order of the Board of Directors,



                                             Roger J. Wolf, Secretary



April 3, 1995
Indianapolis, Indiana


                             YOUR VOTE IS IMPORTANT
                    Even if you plan to attend the meeting,
                     we urge you to mark, sign and date the
                     enclosed proxy and return it promptly
                           in the enclosed envelope.

                             HURCO COMPANIES, INC.
                               ONE TECHNOLOGY WAY
                                P. O. BOX 68180
                          INDIANAPOLIS, INDIANA 46268

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 24, 1995
 ------------------------------------------------------------------------------

                                PROXY STATEMENT
 ------------------------------------------------------------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement is furnished to the holders (the "Shareholders") of common stock of Hurco Companies, Inc. ("Hurco" or the "Company") in connection with the solicitation of proxies by the Board of Directors for the 1995 Annual Meeting of Shareholders to be held on May 24, 1995 at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy will be mailed to the Shareholders on or about April 3, 1995. Proxies are being solicited principally by mail. Directors, officers and regular employees of Hurco may also solicit proxies personally by telephone, telegraph or otherwise. All expenses incident to the preparation and mailing to the Shareholders of the Notice, Proxy Statement and form of Proxy are to be paid by Hurco.

Shareholders of record as of the close of business on March 24, 1995, will be entitled to notice of and vote at the Annual Meeting or any adjournments thereof. On such record date, Hurco had 5,418,442 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote with respect to each matter submitted to a vote. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business.

If the enclosed form of proxy is executed and returned, it may be revoked at any time before it is voted by giving written notice to the Secretary of the Company. If a shareholder executes more than one proxy, the proxy having the latest date will revoke any earlier proxies. Attendance in person at the Annual Meeting by a shareholder will constitute revocation of a proxy, and the shareholder may vote in person.

A proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the instructions of the shareholder in the proxy. If no instructions are given, the proxy will be voted for the election of the Board of Directors' nominees named in this Proxy Statement. Directors will be elected by a plurality of the votes cast. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owners. Shares that are not voted with respect to a specific proposal will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. Neither the non-voting of shares nor abstentions will affect the election of directors.

                             ELECTION OF DIRECTORS

The Board of Directors proposes the election of seven members, all of whom have been nominated for re-election as Directors. The seven incumbent directors nominated for election are: Hendrik J. Hartong, Jr., Andrew L. Lewis IV, Brian
D. McLaughlin, E. Keith Moore, Richard T. Niner, O. Curtis Noel and Charles E. Mitchell Rentschler. Unless authority is specifically withheld, the shares represented by the enclosed form of proxy will be voted in favor of these nominees.

If any of these nominees becomes unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors knows of no reason why any of the nominees would be unable to accept election.

The following information sets forth the name of each director, his age, tenure as a director, principal occupation and business experience for the last five years:

                                                                 SERVED AS A
NAME                                        AGE                 DIRECTOR SINCE

Hendrik J. Hartong, Jr. <F1><F3><F4>         55                       1986

Andrew L. Lewis IV <F2><F3>                  38                       1988

Brian D. McLaughlin <F1>                     52                       1987

E. Keith Moore                               72                       1990

Richard T. Niner <F1><F2><F4>                55                       1986

O. Curtis Noel <F4>                          59                       1993

Charles E. Mitchell Rentschler <F2><F3>      55                       1986



Hendrik J. Hartong, Jr. has been a general partner of Brynwood Management, the general partner of Brynwood Partners Limited Partnership, since 1984. Mr.
Hartong has also  served as  Chairman of the Board of Air Express  International
Corporation since 1985.

Andrew L. Lewis IV has served as Chief Executive  Officer of KRR Partners,  L.P.
since July 1993. Beginning in 1990, Mr. Lewis has also been a consultant for USPCI of Pennsylvania, Inc. From 1988 to 1990, he was Chief Executive Officer of
Environmental  Management  Service.  From 1984 to 1989, he was Vice-President of
Lewis,  Eckert,  Robb & Company.  Mr.  Lewis is also a director  of Air  Express
International Corporation.



                                       2

Brian D.  McLaughlin  has been  President  and Chief  Executive  Officer  of the
Company since December 1987. From 1982 to 1987, he was employed as President and General Manager of various divisions of Ransburg Corporation. From 1965 to 1982, he was employed in general management and marketing management positions with Eaton Corporation.

E. Keith Moore has served as President of Hurco International, Inc., a subsidiary of the Company since April 1988. Beginning in 1984, he has served in a variety of advisory capacities relating to the operations of the Company. Mr.
Moore is also a director of Met-Coil Systems Corporation.

Richard T. Niner has been a general partner of Brynwood Management, the general partner of Brynwood Partners Limited Partnership, since 1984. Mr. Niner is also a director of Air Express International Corp. and Arrow International, Inc.

O. Curtis Noel has been an independent business consultant for more than ten years specializing in market and industry studies, competitive analysis and corporate development programs with clients in the U.S. and abroad. Previously, Mr. Noel served as President of Hillsboro Associates and as an Officer and Director of Corporate Planning for M. Lowenstein & Sons.

Charles E.  Mitchell  Rentschler  has served as  President  and Chief  Executive
Officer of The Hamilton Foundry & Machine Co. since 1985.


<F1>      Member of Executive Committee
<F2>      Member of Audit Committee
<F3>      Member of Compensation Committee
<F4>      Member of Nominating Committee


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.


BOARD MEETINGS AND COMMITTEES

During the last fiscal year, the Board of Directors held seven meetings. All of the current directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served.

The Board has an Executive Committee which held no meetings during the last fiscal year. The Executive Committee may exercise all of the authority of the Board of Directors with respect to the general operations of Hurco between meetings of the Board.

The Board has a Compensation Committee which held two meetings during the last fiscal year. The Compensation Committee reviews and recommends to the Board the compensation of the officers and managers of Hurco and guidelines for the general wage structure of the entire workforce. The Compensation Committee also oversees the administration of the Company's employee benefit plans. The report of the Compensation Committee regarding executive compensation is included on page 10 of this Proxy Statement.

The Board also has an Audit Committee which held four meetings during the last fiscal year. The Audit Committee has the authority to oversee the Company's accounting and financial reporting activities, and may meet with the Company's independent accountants and it's Chief Financial Officer to review the scope, cost and results of the annual audit and to review internal accounting controls, policies and procedures. The Board of Directors selects the independent accountants of Hurco upon the recommendation of the Audit Committee. See INDEPENDENT ACCOUNTANTS on page 13.

The Board of Directors has a Nominating Committee which held no meetings during the last fiscal year. The Nominating Committee reviews the structure and composition of the Board of Directors and considers the qualifications of and recommends all nominees for directors. The Nominating Committee will consider candidates whose names are submitted in writing by Shareholders. Such submissions should be addressed to the Secretary, Hurco Companies, Inc., One Technology Way, P.O. Box 68180, Indianapolis, Indiana 46268.

The members of these Committees are identified in the table on page 2.




COMPENSATION OF DIRECTORS

Each director who is not an employee of the Company receives a fee of $1,000 for each meeting of the Board of Directors attended, and each such director also receives $3,000 per quarter. Directors are also entitled to receive reimbursement for travel and other expenses incurred in attending such meetings. Employee directors receive no fees. Mr. Niner received annual compensation of $72,000 for his services as Chairman of the Executive Committee of the Board of Directors. Directors are also eligible to receive stock options in amounts specified in the Plan.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's common stock, to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company with the Securities and Exchange Commission.

To the Company's knowledge, based solely upon a review of copies of such reports furnished to the Company during and pertaining to its most recent fiscal year, and certain written representations, all Section 16(a) filings applicable to the Company's officers, directors and greater than ten percent (10%) beneficial owners were made on a timely basis except for one late report related to a stock sale transaction for Mr. Michael E. Seall, a former executive officer.

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION

The following table sets forth all compensation paid or accrued during each of the last three fiscal years to the Chief Executive Officer and each of the other most highly compensated executive officers of the Company, based on compensation earned during fiscal 1994 (the "Named Executive Officers"):

                                          SUMMARY COMPENSATION TABLE
                                                                                  Long-Term      All Other
                                               Annual Compensation               Compensation   Compensation
                                 ----------------------------------------------  -------------  -------------

Name and                 Fiscal     Salary         Bonus       Other Annual       Stock Option      ($)<F7>
Principal Position        Year       ($)          ($) <F5>  Compensation ($)<F12>  Awards <F6>

Brian D. McLaughlin        1994    220,000          --              --              70,000 <F8>      2,302
President and CEO          1993    220,000          --              --                 --            3,036
                           1992    216,923          --              --              15,000           3,193

Roger J. Wolf              1994    135,000        7,000         $16,308 <F9>         7,000           1,934
Sr. VP, Secretary          1993     98,654 <F10>  5,000 <F11>       --              25,000 <F11>       872
Treasurer and CFO

- - ---------------------------

<F5>  Represents  cash  bonuses  earned  in the  indicated  year and paid in the subsequent year, other than as specified below.

<F6> Represents options granted under the stock option plan related to the prior year's performance, other than as specified below. The Company has not granted any Stock Appreciation Rights (SARs).

<F7> Represents the Company's  contribution  to the 401-K  Retirement Plan under the Company matching program.

<F8>  Represents  options granted under the stock option plan to replace options that had expired during the fiscal year.

<F9>  Represents  amounts  reimbursed  during the fiscal year for the payment of taxes related to relocation expenses.

<F10> Represents compensation for January 25, 1993 through October 31, 1993.

<F11>  Represents  guaranteed  bonus and options  granted under the stock option plan in connection with initial employment.

<F12> Unless otherwise presented,  the aggregate amount of perquisites and other personal benefits, securities or property, given to each Named Executive Officer valued on the basis of aggregate incremental cost to the Company did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for each such officer.

STOCK OPTIONS


The following table sets forth information related to options granted to the Named Executive Officers during the 1994 fiscal year. The Company has not granted any Stock Appreciation Rights (SARs):

                                  OPTION GRANTS DURING 1994 FISCAL YEAR

                                        INDIVIDUAL GRANTS                       Potential
                         ----------------------------------------------    Realizable Value at
                         Number      % of Total                           Assumed Annual Rates
                           of         Options                             Rates of Stock Price
                       Securities    Granted to                             Appreciation for
                       Underlying    Employees    Exercise                   Option Term <F13>
                        Options      in Fiscal      Price   Expiration     -------------------
NAME                   Granted <F14>   Year        ($/SH)      Date         5% ($)      10%($)
- - ----                   -----------   ----------   --------  ----------     -------     -------

Brian D. McLaughlin      70,000         40.1%       $2.50    06/10/04     $109,900    $278,600

Roger J. Wolf             7,000          4.1%       $2.50    06/10/04     $ 10,990    $ 27,860

- - ----------------------------


<F13> The potential  realizable value  illustrates  value that might be realized upon the exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation on the Company's common stock from the date of grant through the term of the options. These numbers do not take into account provisions that may result in termination of the options following termination of employment or the vesting periods of three years.

<F14>  Options may be  exercised in three equal  annual  installments,  or parts thereof, commencing on the first anniversary date of the grant.


The following table sets forth information related to options exercised during the 1994 fiscal year and options held at fiscal year-end by the Named Executive Officers. The Company does not have any outstanding Stock Appreciation Rights
(SARs):


                   AGGREGATED OPTION EXERCISES IN FISCAL 1994 AND YEAR-END OPTION VALUES
                                                                          Value of
                                                  Number of             Unexercised
                                            Securities Underlying       In-the-Money
                        Shares                Unexercised Options         Options
                       Acquired                 At FY End (#)         At FY End ($)<F15>
                          on        Value   ----------------------   ------------------
                       Exercise   Realized    Exer-     Unexer-       Exer-     Unexer-
NAME                      (#)        ($)     Cisable    Cisable      Cisable    Cisable
- - ----                   --------   --------   -------    -------      -------    -------

Brian D. McLaughlin        --        --       18,000     87,000         --     $100,660

Roger J. Wolf              --        --        5,000     27,000         --     $ 10,066



- - -----------------------------------------

<F15> Value is calculated  based on the closing market price of the common stock on October 31, 1994 ($3.938) less the option exercise price, multiplied by the number of securities underlying "in-the-money" options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1994, the members of the Compensation Committee were Hendrik J. Hartong, Jr., Andrew L. Lewis IV and Charles E. Mitchell Rentschler. None of the Committee members is a current or former officer or employee of the Company or any of its subsidiaries. Mr. Hartong and Mr. Lewis are directors of Air Express International (AEI). Mr. Hartong is also a general partner of Brynwood Management, which is the general partner of Brynwood Partners Limited
Partnership, which has substantial ownership interest in AEI. AEI provides freight forwarding and shipping services for the Company. The cost of these freight services are negotiated on an arms-length basis and amounted to $323,000 for the fiscal year ended October 31, 1994. None of the Committee members are involved in any other relationships requiring disclosure as an interlocking officer / director.

EMPLOYMENT CONTRACTS

Brian D. McLaughlin entered into an employment contract on December 14, 1987, which is currently on a month-to-month basis. Mr. McLaughlin's salary and bonus arrangements are set annually by the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Board of Directors. As part of that contract, Mr. McLaughlin is entitled to 12 months' salary if his employment is terminated for any reason other than gross misconduct.

Roger J. Wolf entered into an employment contract on January 8, 1993. The contract term is unspecified. Mr. Wolf's salary and bonus arrangements are set annually by the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Board of Directors. As part of that contract, Mr. Wolf is entitled to 12 months' salary if his employment as Senior Vice President and Chief Financial Officer is terminated without just cause.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND OTHER BENEFICIAL OWNERS

The following table sets forth information as of January 20, 1995, regarding beneficial ownership of common stock by each director and named executive officer, by all directors and executive officers as a group, and by certain other beneficial owners of more than 5%. Each such person has sole voting and investment power with respect to such securities, except as otherwise noted:

                                                      SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                NUMBER                   PERCENT

                            OTHER BENEFICIAL OWNERS

Brynwood Partners Limited Partnership         1,390,001                    25.7%
Two Soundview Avenue
Greenwich, Connecticut  06830

Wellington Management Co.                      475,700 <F16>                8.8%
75 State Street
Boston, Massachusetts  02109

The TCW Group, Inc.                             371,000                     6.9%
865 South Figueroa Street
Los Angeles, California  90017

                        DIRECTORS AND EXECUTIVE OFFICERS

Hendrik J. Hartong, Jr.                       1,408,481 <F17><F18><F19>    26.0%

Andrew L. Lewis IV                               12,500 <F18>               0.2%

Brian D. McLaughlin                              53,200 <F20><F21>          1.0%

E. Keith Moore                                   44,390 <F22><F23>          0.8%

Richard T. Niner                              1,415,301 <F17><F18>         26.1%

O. Curtis Noel                                    5,000 <F18>               0.1%

Charles E. Mitchell Rentschler                   17,500 <F18><F24>          0.3%

Roger J. Wolf                                    11,500 <F26>               0.2%

Executive officers and directors              1,614,171 <F17><F25>         29.8%
as a group (11 persons)



<F16>  Wellington  Management Co. (WMC),  a registered  investment  advisor,  is deemed to have beneficial ownership of 475,700 shares of the Company's stock, which is owned by various advisory clients of WMC. WMC has no voting power for 105,700 shares, and shared voting power for 370,000. WMC has shared investment power for all shares.

<F17> Includes the shares owned by Brynwood  Partners  Limited  Partnership,  of which the sole general partner is Brynwood Management, a general partnership. Mr. Hartong and Mr. Niner are general partners of Brynwood Management and accordingly may be deemed to have beneficial ownership of these shares. The general partners share voting and investment power.

<F18> Includes 5,000 shares  subject to options that are  exercisable  within 60 days.

<F19> Includes 100 shares owned by Mr. Hartong's wife, as to which shares he may be deemed to have beneficial ownership; also includes 3,000 shares as to which he shares voting and investment power.

<F20> Includes 25,000 shares subject to options held by Mr.  McLaughlin that are exercisable within 60 days; excludes 90,000 shares subject to options that are not exercisable within the next 60 days.

<F21> Includes 2,100 shares owned by Mr.  McLaughlin's wife and children,  as to which shares he may be deemed to have beneficial ownership.

<F22>  Includes  8,600  shares  subject  to options  held by Mr.  Moore that are exercisable within 60 days; excludes 2,400 shares subject to option that are not exercisable within the next 60 days.

<F23> Includes 1,320 shares owned by Mr. Moore's wife and children,  as to which shares he may be deemed to have beneficial ownership.

<F24> Includes 5,000 shares owned by Mr.  Rentschler's  wife, as to which he may be deemed to have beneficial ownership.

<F25> Includes 100,500 shares subject to options that are exercisable  within 60 days.

<F26> Includes 10,000 shares subject to options that are  exercisable  within 60 days; excludes 37,000 shares subject to options that are not exercisable within the next 60 days.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


The Company and Air Express International (AEI) are related parties because Brynwood Partners Limited Partnership holds a substantial ownership interest in both companies. AEI provides freight forwarding and shipping services for the Company. The cost of these freight services are negotiated on an arms length basis and amounted to $323,000 for the year ended October 31, 1994.

                   BOARD OF DIRECTORS' COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes policies relating to the compensation arrangements of the Chief Executive Officer and all other executive officers and oversees the administration of the Company's employee benefit plans. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

COMPENSATION POLICY

The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policy integrates annual base compensation with incentive compensation plans based upon corporate performance and individual initiatives and performance. Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Annual cash compensation, together with stock option incentives, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

Stock options are granted from time to time to key employees, based primarily on such person's potential contribution to the Company's growth and profitability. The Committee feels that stock options are an effective incentive for managers to create value for stockholders since the value of an option bears a direct relationship to the Company's stock price. The Committee believes that linking compensation for the Chief Executive Officer and all other executive officers to corporate performance results in a better alignment of compensation with corporate goals and shareholder interest. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately.

FISCAL 1994 EXECUTIVE COMPENSATION

For fiscal 1994, the Company's compensation program for the Chief Executive Officer and all other executive officers consisted of (i) base salary; (ii) a bonus pool based upon the performance measurements described above; and (iii) stock option awards. During fiscal year 1994, no changes were made to the annual compensation of the Chief Executive Officer. However, additional stock options were granted to him as an incentive to continue building stockholders' value. The Committee believes that compensation levels for the Chief Executive Officer and all other executive officers and key employees during fiscal 1994 adequately reflect the Company's compensation goals and policies.
                                                  Hendrik J. Hartong, Jr.
                                                  Andrew L. Lewis IV
                                                  Charles E. Mitchell Rentschler

                               PERFORMANCE GRAPH


The following table illustrates the cumulative total shareholder return on Hurco Common Stock for the five-year period ended October 31, 1994, as compared to the NASDAQ stock market index for U.S. companies and to a peer group consisting of NASDAQ traded securities for U.S. companies in the same Standard Industrial Code
(SIC) group as Hurco (Industrial and Commercial Machining and Computer Equipment). The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of Hurco common stock.


                                                Year Ended October 31,
                                          ----------------------------------
                                    1989    1990    1991    1992    1993    1994
                                    ----    ----    ----    ----    ----    ----

Hurco Companies, Inc.               100.0   30.9    54.7    34.7    16.6    21.8

Nasdaq Stock Market (US Companies)  100.0   74.2   125.5   141.5   181.2   182.2

Nasdaq Stocks                       100.0   75.7   119.5   142.5   158.1   184.1
  (SIC 3500-3599 US Companies)
  Industrial and commercial
  machinery and computer equipment


The above indexes represent monthly index levels derived from compounded daily returns that include all dividends. The indexes are reweighted daily, using the market capitalization on the previous trading day. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used. The index level for all series was set to $100.0 on 10/31/89.

                            INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP served as the independent accountants to audit the financial statements of Hurco for the fiscal year ended October 31, 1994. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the Shareholders. The Board of Directors expects to reappoint Arthur Andersen LLP as independent accountants to serve for the fiscal year ended October 31, 1995.


                             SHAREHOLDER PROPOSALS


Any proper proposal which a shareholder wishes to submit for consideration by the Shareholders at the 1996 Annual Meeting must be received by the Company by December 4, 1995. Any such proposal should be sent to Roger J. Wolf, Secretary, Hurco Companies, Inc., One Technology Way, P. O. Box 68180, Indianapolis, Indiana 46268.

                           ANNUAL REPORT ON FORM 10-K

The Company filed its annual report on Form 10-K for the fiscal year ended October 31, 1994 with the Securities and Exchange Commission. A copy of the Form 10-K without exhibits, is included in the Company's annual report to shareholders. Shareholders may obtain a copy of the complete exhibits to the Form 10-K by writing to Roger J. Wolf, Senior Vice-President and Chief Financial Officer, Hurco Companies, Inc., One Technology Way, P. O. Box 68180, Indianapolis, Indiana 46268.



                                 OTHER BUSINESS

The Board of Directors knows of no other matters which may be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their business judgment on such matters.



                                              By order of the Board of Directors


                                              /s/Roger J. Wolf
                                              ----------------------------------
                                              Roger J. Wolf, Secretary


April 3, 1995

                                   APPENDIX A
                 PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 24, 1995

                                                                      APPENDIX A

                             HURCO COMPANIES, INC.
                   One Technology Way, Indianapolis, IN 46268
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 24, 1995
                 Solicited on behalf of the Board of Directors

The undersigned hereby appoints as proxies Brian D. McLaughlin and Richard T. Niner, or either of them with full power of substitutions, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hurco Companies, Inc., to be held at Hurco's Corporate Office, One Technology Way, Indianapolis, Indiana, at 11:00 a.m. EST, on May 24, 1995 and any adjournments thereof, upon the following matters:

     1. Election of Hendrik J. Hartong, Jr., Andrew L. Lewis IV, Brian D. McLaughlin, E. Keith Moore, Richard T. Niner, O. Curtis Noel and Charles E. Mitchell Rentschler as Directors. To withhold authority to vote any individual nominee, write his name on this line:

     Authority to vote:

     FOR  |_|               WITHHELD |_|
    (except as shown       (as to all nominees)
     on the below line)

     __________________________________________________________________________


  2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.


                  (Continued and to be signed on reverse side)

The shares represented by the Proxy, unless otherwise specified, shall be voted FOR election of each nominee listed on the reverse side.

I plan to attend the Annual Meeting:
                                    ---------
Please sign below exactly as your name appears as shown at the left. When signing as attorney, corporate officer or fiduciary, please give full title as such.

Signature (s) -------------------------------------

              -------------------------------------

Dated

              ________________________________, 1995




     PLEASE DATE, SIGN, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE